                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                AARP GROWTH TRUST
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

[AARP SCUDDER LOGO]

                       IMPORTANT NEWS FOR SHAREHOLDERS OF

                          AARP CAPITAL GROWTH FUND AND
                         AARP SMALL COMPANY STOCK FUND

    While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                             QUESTIONS AND ANSWERS

Q: WHAT AM I BEING ASKED TO VOTE ON?

A: You are being asked to vote on three proposals: The election of a new Board of Trustees, approval of a plan to reorganize your Fund into newly-created funds in Investment Trust (a trust comprised of Scudder Funds), and the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Q: WHY AM I BEING ASKED TO VOTE ON A NEW BOARD OF TRUSTEES?

A: As part of a larger effort to restructure the Scudder Family of Funds and the Funds currently offered through the AARP Investment Program, the Board of your Fund has voted in favor of creating a single board of trustees/directors responsible for most of the Scudder Funds. It is proposed that this board would continue to have AARP representation. It is the Board's belief that this has the potential for increasing efficiency and benefiting fund shareholders. The Board also believes that a single board, responsible for overseeing most of the no-load funds advised by Scudder Kemper Investments, Inc. will be more effective in representing shareholder interests. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH NOMINEE.

Q: WHY AM I BEING ASKED TO VOTE TO APPROVE THE REORGANIZATION OF MY TRUST INTO
    INVESTMENT TRUST?

A: As part of this larger restructuring, most of the funds offered through the AARP Investment Program are being combined with similar funds in the Scudder Family of Funds. Because this restructuring will result in most AARP funds being reorganized into trusts that are comprised of Scudder

    Funds, Scudder Kemper has proposed that your funds also be reorganized into a trust that is comprised of Scudder Funds. This reorganization will allow for greater operating efficiencies. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: HOW DOES THIS AFFECT THE AARP INVESTMENT PROGRAM?

A: This consolidation of similar funds will enable Scudder Kemper to offer a broader range of investment choices through the AARP Investment Program. Although the name of your Fund will change to either the Scudder Capital Growth Fund or the Scudder Small Company Stock Fund, your Fund wll maintain its downside risk policy and will not invest in tobacco-producing companies. There are no plans to change the characteristics of the AARP Investment
    Program:

    - AARP Classes will be created in the Scudder Funds for investors in the AARP Investment Program.

    - Scudder Kemper will continue its strong commitment to education, both for AARP Investment Program shareholders and for AARP members in general.

    - AARP, through its for-profit subsidiary, will continue to OVERSEE SERVICE LEVELS AND COMMUNICATIONS to shareholders in the AARP Investment Program and to AARP members. AARP will also continue to PROVIDE INSIGHT AND DIRECTION as to what best represents the interests and concerns of its membership.

    - Scudder Kemper will continue to develop NEW PRODUCTS AND SERVICES with the interests of AARP members in mind.

    - Scudder Kemper will MAINTAIN SEPARATE RECORDS for AARP Investment Program shareholders.

Q: ARE THERE OTHER PROPOSALS I WILL BE VOTING ON?

A: You are also being asked to ratify the selection of PricewaterhouseCoopers
    LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

                                                                  April 18, 2000

Dear AARP Investment Program Shareholder,

    Scudder Kemper Investments, investment manager for the AARP Investment Program, is proposing a series of changes to offer you a wider range of fund options to meet a broader range of investment goals. The current offering of 16 AARP mutual funds will soon expand to include 43 funds, six of which will maintain a risk-managed focus. This will be accomplished by making the entire lineup of funds from the Scudder Family of Funds available to AARP Investment Program shareholders. In addition, subject to shareholder approval, most AARP Investment Program funds will be combined with Scudder Funds that have similar investment objectives. The funds will be called Scudder Funds, indicating Scudder Kemper's distinct role as investment manager of the funds.

    The involvement and level of participation from AARP in the AARP Investment Program from Scudder is not changing. AARP will continue to oversee the Investment Program's service quality and communications; and AARP will continue to provide insight and direction as to what best represents the interests and concerns of its membership.

PLEASE READ THE ENCLOSED MATERIALS

    Enclosed with this letter is a packet of materials we ask that you read and, where applicable, fill out and return to us. The Q&A that begins on the front cover of the proxy statement explains the proposals we're making, why we're making them, and how they apply to your AARP fund. The packet also contains a proxy card.

    After careful review, the members of your Fund's Board have approved each of the proposals explained in the Q&A and described in the proxy statement. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL THE PROPOSALS. (Because many of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, you may receive more than one proxy card. If so, please vote each one.)

    Your vote is important to us. Once you've voted, please sign and date the proxy card and return it in the enclosed postpaid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone -- the enclosed flyer describes how. If we do not hear from you by May 17, our proxy solicitor may contact you. Thank you for your response and for your continued investment in the AARP Investment Program.

Respectfully,

[SIGNATURE]                        [SIGNATURE]
Edmond D. Villani                  Linda C. Coughlin
Chief Executive Officer            Chairperson
Scudder Kemper Investments, Inc.   Board of Trustees
                                   AARP Investment Program

                               AARP GROWTH TRUST

                            AARP CAPITAL GROWTH FUND
                         AARP SMALL COMPANY STOCK FUND
                         -----------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

    Please take notice that Special Meetings of Shareholders (each, a "Meeting") of AARP Capital Growth Fund and AARP Small Company Stock Fund (each, a "Fund"), each of which is a series of AARP Growth Trust (the "Trust"), will be held jointly at the offices of Scudder Kemper Investments, Inc., 13(th) Floor, Two International Place, Boston, MA 02110-4103, on July 11, 2000, at 2:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:  To elect Trustees of the Trust.
PROPOSAL 2:  To approve an Agreement and Plan of Reorganization for each
             Fund whereby all or substantially all the assets and the liabilities of each Fund would be acquired by new series of Investment Trust in exchange for shares of the AARP Class of such series.
PROPOSAL 3:  To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for each Fund for each Fund's current fiscal year.

    The appointed proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments thereof.

    Holders of record of shares of each Fund at the close of business on April 17, 2000 are entitled to vote at the Meetings and at any adjournments thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to either Fund, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                     By Order of the Board,

                                     [SIGNATURE]

                                     Kathryn L. Quirk
                                     Secretary

April 18, 2000

    IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETINGS AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                               AARP GROWTH TRUST

                            AARP CAPITAL GROWTH FUND
                         AARP SMALL COMPANY STOCK FUND
                            TWO INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-4103

                           --------------------------

                             JOINT PROXY STATEMENT

                           --------------------------

GENERAL

    This Proxy Statement is being furnished to shareholders of each of AARP Capital Growth Fund ("Capital Growth") and AARP Small Company Stock Fund ("Small Company") (each, a "Fund," and together, the "Funds"), each of which is a series of AARP Growth Trust (the "Trust"). The Board of Trustees (the "Board", the trustees of which are referred to as "Trustees") of the Trust is soliciting proxies from shareholders on behalf of each Fund, for use at the Meetings of Shareholders of the Funds, to be held jointly at the offices of Scudder Kemper Investments, Inc., the investment manager of each Fund ("Scudder Kemper"), 13(th) Floor, Two International Place, Boston, Massachusetts 02110-4103, on
July 11, 2000 at 2:00 p.m., Eastern time, and at any and all adjournments thereof (each, a "Meeting"). This Proxy Statement, the Notice of Meetings and the proxy cards are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter.

    At the Meetings, shareholders will be asked to vote on three proposals (each a "Proposal," collectively, the "Proposals"). Proposal 1 describes the election of Trustees, and Proposal 3 proposes the ratification of each Fund's accountants. Proposals 1 and 2 relate to a restructuring program proposed by Scudder Kemper and also described in more detail below. In Proposal 2, shareholders are asked to approve proposed reorganizations in which all or substantially all of the assets of Capital Growth and Small Company would be acquired by two newly-formed series of Investment Trust, Scudder Capital Growth Fund and Scudder Small Company Stock Fund (together, the "Series"), respectively, in exchange for shares of beneficial interest of the AARP Class of the applicable Series ("AARP Shares") and the assumption by the Series of all of the liabilities of its respective Fund, as described more fully below (each a "Reorganization," and together, the "Reorganizations").

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by a Fund that is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable Fund.

    EACH FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 1-800-253-2277 OR WRITING THE FUND, C/O SCUDDER KEMPER INVESTMENTS, INC., AT THE ADDRESS FOR EACH FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

BACKGROUND

    Proposals 1 and 2 in this Proxy Statement are part of a broader restructuring program proposed by Scudder Kemper to respond to changing industry conditions and investor needs. Scudder Kemper seeks to offer the full line-up of the Scudder Family of Funds to members of the AARP Investment Program. The expanded offering should position the AARP Investment Program to meet the increasingly diverse needs of current and prospective AARP members.

    Scudder Kemper and AARP have advised the Board that they believe that the proposed changes in the AARP Investment Program from Scudder are in the interest of shareholders of the funds offered through the AARP Investment Program (the "AARP Funds") and AARP members. The Program would comprise the shares of the AARP Shares class of each of forty-three no-load funds, compared with the shares of the current sixteen and would retain its separate identity, with separate statements and lower minimum investments for participating shareholders; six core funds(1) would continue to have a risk-managed strategy; education will remain focus of Scudder Kemper; and AARP will continue to be involved with the Program and is proposed to have Board representation.

    As part of this initiative, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the Boards, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to

------------------------

(1) The six core funds would be Scudder Capital Growth Fund, Scudder Small Company Stock Fund, Scudder GNMA Fund (currently known as AARP GNMA and U.S. Treasury Fund), Scudder Managed Municipal Bonds, Scudder Global Fund and Scudder Growth and Income Fund.

eliminate the substantial overlap in current offerings by the Scudder Funds and the AARP Funds, all of which are advised by Scudder Kemper. Consolidation plans are also proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations.

    Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for the AARP Funds and the open-end, directly-distributed, no-load Scudder Funds would increase efficiency and benefit fund shareholders. (See Proposal 1 below.)

    As described in Proposal 2, as part of this restructuring effort, Scudder Kemper has also proposed the adoption of an administrative fee for most of the no-load funds advised by Scudder Kemper. Under this fee structure, in exchange for the payment by each Series of an administrative fee, Scudder Kemper would agree to provide or pay for substantially all services that a fund normally requires for its operations, other than those provided under the fund's investment management agreement and except for certain other expenses. Such an administrative fee would enable investors to determine with greater certainty the expense level that a fund will experience, and would transfer substantially all of the risk of increased costs to Scudder Kemper. Each Series is expected to implement such an administrative fee upon the closing of its Reorganization, as described in "Administrative Fee" below, although the implementation of the administrative fee for Scudder Small Company Stock Fund is contingent upon the closing of the reorganization of Scudder Micro Cap Fund into Small Company.

                       PROPOSAL 1:  ELECTION OF TRUSTEES

    At the Meeting, as part of the overall restructuring effort outlined above, shareholders will be asked to elect nine individuals to constitute the Board of Trustees of the Trust. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees of the Trust. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Trust or as independent trustees/directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or the American Association of Retired Persons ("AARP"). The nominees listed below are also being nominated for election as trustees/directors of all of the other AARP Funds and open-end, directly-distributed, no-load Scudder Funds.

    Currently five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described above, Scudder Kemper has recommended, and the Board of Trustees has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

    Election of each of the listed nominees for Trustee on the Board requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

NOMINEES FOR ELECTION AS TRUSTEES:

HENRY P. BECTON, JR. (56)

Henry P. Becton, Jr. is president of the WGBH Educational Foundation, producer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree CUM LAUDE from Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1990.

LINDA C. COUGHLIN (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group.
Ms. Coughlin received a B.A. degree in economics (summa cum laude) from Fordham University. Ms. Coughlin is currently a Trustee of the Trust and has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

DAWN-MARIE DRISCOLL (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was recently named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1987.

EDGAR R. FIEDLER (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996.
Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin.
Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He is currently a Trustee of the Trust and has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

KEITH R. FOX (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976 and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1996.

JOAN EDELMAN SPERO (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural

Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1998.

JEAN GLEASON STROMBERG (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the Securities and Exchange Commission's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans.
Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the Securities and Exchange Commission's Investment Company Director's Roundtable. Ms. Stromberg is currently a Trustee of the Trust and has served as a board member of the AARP Investment Program Funds since 1997.

JEAN C. TEMPEL (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations

Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1994.

STEVEN ZALEZNICK (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans.
Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

TRUSTEES NOT STANDING FOR RE-ELECTION:

                                        PRESENT OFFICE WITH THE TRUST,
                                      PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                     AND DIRECTORSHIPS
----------                            -----------------------------------
Horace B. Deets* (61)...............  Vice Chairperson and Trustee;
                                      Executive Director, AARP
                                      (1989-present). Mr. Deets serves on
                                      the boards of an additional 2
                                      trusts whose funds are advised by
                                      Scudder Kemper.

Carole Lewis Anderson (55)..........  Trustee; Principal, Suburban
                                      Capital Markets, Inc.
                                      (1995-present). Ms. Anderson serves
                                      on the boards of an additional 4
                                      trusts whose funds are advised by
                                      Scudder Kemper.

Adelaide Attard (69)................  Trustee; Member, NYC Department of
                                      Aging Advisory Council
                                      (1995-present); Consultant,
                                      Gerontology. Ms. Attard serves on
                                      the boards of an additional
                                      4 trusts whose funds are advised by
                                      Scudder Kemper.

Robert N. Butler, M.D. (73).........  Trustee; Director, International
                                      Longevity Center and Professor of
                                      Geriatrics and Adult Development;
                                      Chairman, Henry L. Schwartz
                                      Department of Geriatrics and Adult
                                      Development, Mount Sinai Medical
                                      Center (1982-present). Dr. Butler
                                      serves on the boards of an
                                      additional 4 trusts whose funds are
                                      advised by Scudder Kemper.

Lt. Gen. Eugene P. Forrester (73)...  Trustee; Lt. General (Retired),
                                      U.S. Army; International Trade
                                      Counselor (1983-present);
                                      Consultant. Lt. Gen. Forrester
                                      serves on the boards of an
                                      additional 4 trusts whose funds are
                                      advised by Scudder Kemper.

                                        PRESENT OFFICE WITH THE TRUST,
                                      PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                     AND DIRECTORSHIPS
----------                            -----------------------------------
George L. Maddox, Jr. (74)..........  Trustee; Professor Emeritus and
                                      Director, Long Term Care Resources
                                      Program, Duke University Medical
                                      Center; Professor Emeritus of
                                      Sociology, Departments of Sociology
                                      and Psychiatry, Duke University.
                                      Mr. Maddox serves on the boards of
                                      an additional 4 trusts whose funds
                                      are advised by Scudder Kemper.

Robert J. Myers (87)................  Trustee; Actuarial Consultant
                                      (1983-present). Mr. Myers serves on
                                      the boards of an additional
                                      4 trusts whose funds are advised
                                      by Scudder Kemper.

James H. Schulz (63)................  Trustee; Professor of Economics and
                                      Kirstein Professor of Aging Policy,
                                      Policy Center on Aging, Florence
                                      Heller School, Brandeis University.
                                      Mr. Schulz serves on the boards of
                                      an additional 4 trusts whose funds
                                      are advised by Scudder Kemper.

Gordon Shillinglaw (74).............  Trustee; Professor Emeritus of
                                      Accounting, Columbia University
                                      Graduate School of Business.
                                      Mr. Shillinglaw serves on the
                                      boards of an additional 4 trusts
                                      whose funds are advised by Scudder
                                      Kemper.

------------------------

* Trustee or nominee considered by the Trust and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust, Scudder Kemper or AARP because of his or her employment by Scudder Kemper or AARP, and, in some cases, holding offices with the Trust.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

    A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at each Meeting is comprised of two individuals who are considered "interested" Trustees, and seven individuals who have no affiliation with Scudder Kemper or AARP and who are called "independent" Trustees (the "Independent Trustees"). The Securities and Exchange Commission (the "SEC") has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. The Independent Trustees have been nominated solely by the current Independent Trustees of the Trust, a practice also favored by the SEC. The Independent Trustees have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

    The Trustees meet several times during the year to review the investment performance of each series of the Trust and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to Scudder Kemper and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Funds' independent public accountants and other independent experts retained for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters.

    The Board has an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below. In addition, the Board has an Executive Committee, a Shareholder Service Committee and a Valuation Committee.

AUDIT COMMITTEE

    The Audit Committee reviews with management and the independent public accountants for each series of the Trust, among other things, the scope of the audit and the internal controls of each series of the Trust and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each series of the Trust to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices of each series of the Trust.

    As suggested by the Advisory Group Report, the Trust's Audit Committee is comprised of only Independent Trustees (all of whom serve on the committee), meets privately with the independent accountants of each series of the Trust, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

COMMITTEE ON INDEPENDENT TRUSTEES

    The Board of Trustees of the Trust has a Committee on Independent Trustees, comprised of all of the Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compensation policies and reviewing matters relating to the Independent Trustees.

ATTENDANCE

    The full Board of Trustees of the Trust met six times, the Audit Committee met two times and the Committee on Independent Trustees met five times during calendar year 1999. Each then current Trustee attended 100% of the total meetings of the Board and each above named committee on which he or she served as a regular member that were held during that period, except Horace B. Deets, Robert J. Myers, James H. Schulz and Robert N. Butler, who attended 90%, 85%, 92% and 85%, respectively, of those meetings. In addition to these Board and committee meetings, the Trustees of the Trust attended various other meetings on behalf of the Trust during the year, including meetings with their independent legal counsel and informational meetings.

OFFICERS

    The following persons are officers of the Trust:

                         PRESENT OFFICE WITH THE TRUST; PRINCIPAL  YEAR FIRST BECAME
NAME (AGE)                     OCCUPATION OR EMPLOYMENT(1)           AN OFFICER(2)
----------               ----------------------------------------  -----------------
Linda C. Coughlin        Trustee and President; Managing Director
(48)...................  of Scudder Kemper                                2000

William Glavin (41)....  Vice President; Managing Director of
                         Scudder Kemper                                   1997

                         PRESENT OFFICE WITH THE TRUST; PRINCIPAL  YEAR FIRST BECAME
NAME (AGE)                     OCCUPATION OR EMPLOYMENT(1)           AN OFFICER(2)
----------               ----------------------------------------  -----------------
Ann M. McCreary (43)...  Vice President; Managing Director of
                         Scudder Kemper                                   1998

James Masur (39).......  Vice President; Senior Vice President of
                         Scudder Kemper                                   1999

John Millette (37).....  Vice President and Assistant Secretary;
                         Vice President of Scudder Kemper                 1999

James W. Pasman (47)...  Vice President; Senior Vice President of
                         Scudder Kemper                                   1996

Kathryn L. Quirk         Vice President and Secretary; Managing
(47)...................  Director of Scudder Kemper                       1997

John Hebble (41).......  Treasurer; Senior Vice President of
                         Scudder Kemper                                   1997

------------------------

(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

    The Trust pays each Independent Trustee an annual Trustee's fee plus specified amounts for Board and committee meetings attended and reimburses expenses related to the business of any series of the Trust. Effective April 1, 1999, each Independent Trustee receives an aggregate annual Trustee's fee of $12,000 for service on the boards of trustees of the AARP Funds. (Prior to April 1, 1999, the annual Trustee's fee was $10,000.) Each Independent Trustee also receives fees of $175 per fund for attending each meeting of the Board and between $80 and $150 per fund (depending on meeting type) for attending each committee meeting, or meeting held for the purpose of considering arrangements between the Trust and Scudder Kemper, or any of its affiliates. The newly-constituted Board may determine to change its compensation structure.

    The current compensation package for the Independent Trustees of the Trust has not included any provisions for pensions or other retirement benefits. A one-time benefit, however, will be provided to those Independent Trustees who are not standing for re-election in an amount equal to twice a Trustee's calendar year 1999 compensation from the AARP Funds. Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to bear one-half of the cost of any such benefit.

    Scudder Kemper supervises the Trust's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Trust and receives a management fee for its services. Several of the Trust's officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Board and committee meetings.

    The following Compensation Table provides in tabular form the following data:

    COLUMN (1) All Trustees who receive compensation from the Trust.

    COLUMN (2) Aggregate compensation received by each Trustee of the Trust during the calendar year 1999.

    COLUMN (3) Total compensation received by each Trustee from funds managed by Scudder Kemper (collectively, the "Fund Complex") during the calendar year 1999.

                               COMPENSATION TABLE

                                     AGGREGATE         TOTAL COMPENSATION
                                    COMPENSATION       FROM FUND COMPLEX
TRUSTEES                         (NUMBER OF SERIES)     PAID TO TRUSTEE
--------                         ------------------   --------------------
Carole Lewis Anderson..........  $20,280 (7 series)    $40,935 (16 funds)

Adelaide Attard................  $19,013 (7 series)    $38,375 (16 funds)

Robert N. Butler...............  $17,271 (7 series)    $34,855 (16 funds)

Edgar R. Fiedler...............  $16,013 (7 series)   $73,230 (29 funds)*

Eugene P. Forrester............  $20,280 (7 series)    $40,935 (16 funds)

George L. Maddox, Jr...........  $20,280 (7 series)    $40,935 (16 funds)

Robert J. Myers................  $18,838 (7 series)    $38,200 (16 funds)

James H. Schulz................  $18,381 (7 series)    $37,095 (16 funds)

Gordon Shillinglaw.............  $24,083 (7 series)    $44,280 (16 funds)

Jean Gleason Stromberg.........  $20,276 (7 series)    $40,935 (16 funds)

------------------------

* Mr. Fiedler's total compensation includes $9,900 accrued, but not received, through a deferred compensation program for serving on the Board of Directors of Scudder Fund, Inc.

 THE BOARD OF TRUSTEES OF AARP GROWTH TRUST RECOMMENDS THAT THE SHAREHOLDERS OF
    AARP CAPITAL GROWTH FUND AND AARP SMALL COMPANY STOCK FUND VOTE FOR EACH
                                    NOMINEE.

  PROPOSAL 2:  APPROVAL OF REORGANIZATION OF EACH FUND INTO SEPARATE SERIES OF
                                INVESTMENT TRUST

    On February 7, 2000, the Board of the Trust approved the Agreement and Plan of Reorganization (the "Plan") for each Fund in the form attached hereto as Exhibit A. The Plan provides for the Reorganization of each Fund into its respective Series, each of which is a newly-formed series of an existing Massachusetts business trust named Investment Trust. Except as described below, there will be no material differences between the operation of each Fund now and after the Reorganization. Specifically, the investment objectives and policies of each Fund will be substantially identical after the Reorganization and shareholders will have the same rights and services available to them.

REASONS FOR THE PROPOSED REORGANIZATIONS

    As described above, as part of a restructuring program, many AARP Funds are being reorganized into various funds managed by Scudder Kemper. In order to streamline the administration of the funds that will comprise the Scudder Family of Funds after the completion of the restructuring program, Scudder Kemper is proposing that most Massachusetts business trusts that have been organized on behalf of the AARP Funds be eliminated. Scudder Kemper believes, and has advised the Board, that administering the Funds will be more efficient and cost-effective if the Funds are part of a business trust that is comprised by other funds in the Scudder Family of Funds. Therefore, the Board of Trustees of the Trust has approved, and recommends to shareholders that they approve, the Plan, in order to make the administration of your Funds more efficient and cost-effective as the Funds move into the Scudder Family of Funds.

    The cost savings include spreading trust maintenance costs and the fees and expenses of the Independent Trustees and their counsel over a larger asset base, as well as savings on registration fees. After the Reorganizations, other series of Investment Trust, in addition to the Series, will be able to reduce their registration fees by using redemption credits that have resulted from the redemption of shares of the Funds. Scudder Kemper believes that other series of Investment Trust should be permitted to use the Funds' redemption credits because it is unlikely that the Series could use all of the redemption credits that the Funds have accumulated in the foreseeable future. Because of Scudder Kemper's undertaking to pay a portion of the expenses of certain reorganizations involving Investment Trust and because of the anticipated implementation of an administrative fee (described below), it is likely that Scudder Kemper will benefit from these cost savings. The cost savings also provide an incentive for Scudder Kemper to agree to the administrative fee arrangement, under which it will assume the risk of cost increases under the administrative fee. The Trustees believe that because of these factors and because Scudder Kemper is assuming certain costs of the Reorganizations there will be a net benefit to shareholders from the Reorganization.

PRINCIPAL FEATURES OF THE PROPOSED REORGANIZATIONS

    Investment Trust is a Massachusetts business trust that is registered as an open-end investment company of the series type. Currently, there are eight active series of Investment Trust that are each separate funds managed by Scudder Kemper. Investment Trust will establish two additional series for the purpose of succeeding to the business of each Fund. Each Reorganization contemplates that each Fund will transfer all of its assets to the applicable Series; the liabilities of each Fund will be assumed by the applicable Series; and each shareholder's shares of each Fund will automatically be exchanged for an equal number of AARP Shares (including any fractional share) of the applicable Series.

    Investment Trust is organized under a Declaration of Trust that is substantially similar to the Declaration of Trust of the Trust. Therefore, following the Reorganizations, the rights of shareholders of each Fund will not differ in any material respect from their rights currently. In addition, the shareholder services available to the current shareholders of the Funds will not change after the Reorganization, except for the range of funds available under the exchange privilege and the minimum balance requirements. Shareholders of the Funds may currently exchange only into AARP Funds, while holders of AARP Shares of the Series will be able to exchange into shares of any fund within the Scudder Family of Funds on a no-load basis. The minimum balance for non-retirement accounts investing in the AARP Shares will be $1,000, which is lower than the current minimum balance for non-retirement accounts investing in the Funds. The minimum balance for Individual Retirement Accounts ("IRAs") investing in AARP Shares will be $500, as compared to $250 for the Funds. However, IRA shareholders receiving AARP Shares as a result of the Reorganization will only be required to meet the Series' $250 minimum balance requirement for IRAs.

    Following the Reorganizations, each Series will have the same investment strategies as its comparable Fund, except for the following differences. Unlike Small Company, Scudder Small Company Stock Fund will be permitted to engage in reverse repurchase agreements. Currently, each Fund may make only limited use (in terms of transaction type and amount) of derivatives, futures and options. Following the Reorganizations, each Series, while limited to 5% of assets committed to such transactions entered into for non-hedging purposes, will be able to make more use (in terms of transaction type and amount) of such transactions. Finally, each Fund currently has a stated goal of educating shareholders on investment topics affecting their lives. Neither Series will have this stated goal.

INVESTMENT MANAGEMENT AGREEMENTS

    Investment Trust will enter into new investment management agreements with Scudder Kemper on behalf of each Series. Other than the investment management fee, all material terms of each Fund's current investment management agreement will remain unchanged. The current investment management fee for each Fund, and all AARP Funds, includes two components: a "base fee" rate, the amount of which is based on the aggregate combined net assets of all AARP Funds, except for the two series of AARP Managed Investment Portfolios Trust, and an "individual fund fee" rate, which is a set rate for each Fund, regardless of the Fund's net asset level. Based on the current size of the AARP Investment Program, the base fee rate is approximately 0.28% of each Fund's average daily net assets.

    Small Company's current individual fund fee rate is 0.55%, and it therefore pays Scudder Kemper a fee at an annual rate of 0.83% of its average daily net assets. The new investment management agreement for Scudder Small Company Stock Fund will have a graduated fee rate equal to an annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% of the next $500 million, and 0.65% on average daily net assets in excess of $1 billion. At all asset levels, the investment management fee will be lower for Scudder Small Company Stock Fund than for Small Company.

    Capital Growth's current individual fund fee rate is 0.32%, and it therefore pays Scudder Kemper a fee at an annual rate of 0.60% of its average daily net assets. The new investment management agreement for Scudder Capital Growth Fund will have a graduated fee rate equal to an annual rate of 0.58% of the first $3 billion of average daily net assets, 0.55% of the next $1 billion, and 0.53% on average daily net assets in excess of $4 billion. It is not feasible to retain the base fee rate, which is based on the assets of the AARP Investment Program, under the investment management agreement for Scudder Capital Growth Fund. Therefore, it is possible that, under certain circumstances (i.e., if the applicable net assets of the AARP Investment Program increased to $35 billion), the fee rate under the new investment management agreement could be higher than the fee rate under the current investment management agreement. For information about the current fees and expenses of Capital Growth and the proposed fees and expenses of Scudder Capital Growth Fund after the reorganization, see below.

FEE AND EXPENSE INFORMATION FOR CAPITAL GROWTH

    The following provides information on the current expenses for Capital Growth and the proposed expenses for Scudder Capital Growth Fund. The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Capital Growth, under its current fee structure, and under the proposed fee structure for Scudder Capital Growth Fund. The information is based on Capital Growth's expenses and average daily net assets during the twelve months ended
September 30, 1999.

                                                           PROPOSED STRUCTURE--
                                     CURRENT STRUCTURE--     SCUDDER CAPITAL
                                       CAPITAL GROWTH          GROWTH FUND
                                     -------------------   --------------------
Investment Management Agreement....         0.60%                  0.58%
Administrative Fee.................          n/a                   0.30%
Other Operating Expenses...........         0.32%*                 0.00%
Estimated Total Annual Operating
  Expenses.........................         0.92%                  0.88%

------------------------

* "Other Operating Expenses" are restated to reflect changes in certain shareholder fees.

    Based on the costs in the table above, the following examples are intended to help you compare the cost of investing in Capital Growth (under its current fee structure and the proposed fee structure for Scudder Capital Growth Fund) with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Capital Growth or Scudder Capital Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                              PROPOSED FEE
                             CURRENT FEE       STRUCTURE--
                             STRUCTURE--     SCUDDER CAPITAL
YEAR                        CAPITAL GROWTH     GROWTH FUND
----                        --------------   ---------------
1ST.......................      $   94           $   90
3RD.......................      $  293           $  281
5TH.......................      $  509           $  488
10TH......................      $1,131           $1,084

ADMINISTRATIVE FEE

    On or prior to the closing of the Reorganizations, Investment Trust, on behalf of the Series, will have entered into administrative services agreements with Scudder Kemper (the "Administration Agreements"), pursuant to which Scudder Kemper would provide or pay others to provide substantially all of the administrative services required by the Series (other than those provided by Scudder Kemper under its investment management agreements with the Series, as described above) in exchange for the payment by each Series of an administrative services fee (the "Administrative Fee") of 0.45% of average daily net assets for Scudder Small Company Stock Fund and 0.30% of average daily net assets for Scudder Capital Growth Fund. One effect of these arrangements is to make each Series' future expense ratio more predictable. The details of the proposal (including expenses that are not covered) are set out below.

    Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Funds pursuant to separate agreements with the Funds. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Funds and maintains their accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Funds. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of the Funds, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax, and related services. Dechert Price & Rhoads acts as general counsel for each Fund. In addition to the fees they pay under the investment management agreements with Scudder Kemper, the Funds pay the fees and expenses associated with these service arrangements, as well as each Fund's insurance, registration, printing, postage and other costs.

    Under each Administration Agreement, which will become effective no later than the applicable Reorganization, each Service Provider will provide to the Series the services that it currently provides to each Fund under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Series and will pay other Series' expenses, including insurance, registration, printing and postage fees. In return, each Series will pay Scudder Kemper an Administrative Fee.

    The proposed Administration Agreement will have an initial term of three years, subject to earlier termination by Investment Trust's Trustees. The fee payable by the Series to Scudder Kemper pursuant to the Administration

Agreements would be reduced by the amount of any credit received from the Series' custodian for cash balances.

    Certain expenses of each Series would not be borne by Scudder Kemper under the Administration Agreements, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, each Series would continue to pay the fees required by its investment management agreement with Scudder Kemper.

PROCEDURES FOR PROPOSED REORGANIZATIONS

    If the shareholders of each Fund approve the Reorganization, each Fund will transfer all of its assets to the Series; each Series will assume all of the liabilities of its respective Fund and issue AARP Shares to each shareholder of the Fund in a number equal to the number of shares (including any fractional shares) of the Fund then owned by such shareholder, in exchange for all of the shares of the Fund owned by the shareholder; and the Funds and the Trust will then be dissolved. Shareholders of each Fund will acquire the same pro rata interest in the AARP Shares class of the applicable Series as of the effective time of the Reorganization as the shareholder had in the Fund immediately prior to the Reorganization. The address and phone number of Investment Trust, Scudder Capital Growth Fund and Scudder Small Company Stock Fund is Two International Place, Boston, Massachusetts 02110-4103, 1-800-728-3337.

    It will not be necessary for a shareholder holding certificates representing shares of each Fund to exchange those certificates for new certificates representing AARP Shares of the applicable Series following consummation of the Reorganization. Certificates for shares of each Fund issued prior to the Reorganization will represent outstanding AARP Shares of the applicable
Series after the Reorganization. New certificates will not be issued by the Series after the Reorganization unless specifically requested in writing. Shares of each Fund not represented by certificates will automatically be exchanged for the same number of AARP Shares of the applicable Series.

    Confirmations of the AARP Shares received in the Reorganizations in exchange for shares of each Fund will not be issued to shareholders, because the number of shares held by a shareholder will not be changed by the Reorganization.

    The obligations of the Trust and Investment Trust under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Trust and Investment Trust are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Reorganization by action of the Trustees of the Trust or of Investment Trust, notwithstanding the approval of the Plan by the shareholders of either Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of either Fund without obtaining the approval of that Fund's shareholders. The Trust and Investment Trust may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of each Reorganization, see the Plan at Exhibit A.

FEDERAL INCOME TAX CONSEQUENCES

    Each Reorganization is conditioned upon the receipt by the Trust, on behalf of each Fund, and Investment Trust, on behalf of each Series, of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to each Series of all or substantially all of the assets of each Fund in exchange solely for AARP Shares and the assumption by each Series of all of the liabilities of each Fund, followed by the issuance of such shares to each Fund's shareholders in exchange for their shares of the Fund in complete liquidation of each Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Series and the Funds will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by either Fund upon the transfer of all or substantially all of its assets to the Series in exchange solely for AARP Shares and the assumption by each Series of all of the liabilities of the applicable Fund or upon the issuance of the AARP Shares to each Fund's shareholders in exchange for their shares of the applicable Fund; (iii) the basis of the assets of each Fund in the hands of each Series will be the same as the basis of such assets of each Fund immediately prior to the transfer; (iv) the holding period of the assets of each Fund in the hands of each Series will include the period during which such assets were held by each Fund; (v) no gain or loss will be recognized by a Series upon the receipt of the assets of the applicable Fund in exchange for AARP Shares and the assumption by each Series of all of the liabilities of the applicable Fund; (vi) no gain or loss will be recognized by the shareholders of a Fund upon the receipt of the AARP Shares of the applicable Series solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the AARP Shares received by the shareholders of the applicable Fund will be the same as the basis of the shares of the Fund exchanged therefor; and

(viii) the holding period of AARP Shares received by the shareholders of each Fund will include the holding period during which the shares of each Fund exchanged therefor were held, provided that at the time of the exchange the shares of each Fund were held as capital assets in the hands of the shareholders of the Fund.

    While the Trust is not aware of any adverse state or local tax consequences of the proposed Reorganizations, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax advisers with respect to such matters.

 THE BOARD OF TRUSTEES OF AARP GROWTH TRUST RECOMMENDS THAT THE SHAREHOLDERS OF AARP CAPITAL GROWTH FUND AND AARP SMALL COMPANY STOCK FUND VOTE IN FAVOR OF THIS
                                  PROPOSAL 2.

     PROPOSAL 3:  RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

    The Board, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to act as independent accountants of each Fund for the Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

 THE BOARD OF TRUSTEES OF AARP GROWTH TRUST RECOMMENDS THAT THE SHAREHOLDERS OF AARP CAPITAL GROWTH FUND AND AARP SMALL COMPANY STOCK FUND VOTE IN FAVOR OF THIS
                                  PROPOSAL 3.

                             ADDITIONAL INFORMATION

GENERAL

    Small Company will pay its allocable share of the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph (collectively "Proxy Costs"), except that Scudder Kemper will bear any Proxy Costs of Small Company in excess of $74,752 (approximately $0.002281 per share, based on December 31, 1999 net assets for Small Company). Scudder Kemper will bear all Proxy Costs for Capital Growth. In addition to solicitation by mail, certain officers and representatives of each Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., at the address for the Funds shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for each Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares of the Trust (for a trust-wide vote) or a Fund (for a fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to either Fund, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a trust-wide vote) or a Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting at the Meeting. Approval of Proposal 2 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of a Fund voting at a Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have not other effect on Proposal 1, and will have the effect of a "no" vote on Proposals 2 and 3. Shareholders of the Trust will vote together on Proposal 1 and shareholders of each Fund will vote separately with respect to Proposals 2 and 3.

    Holders of record of the shares of each Fund at the close of business on April 17, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of March 20, 2000, there were 32,782,061 and 2,965,234 shares of Capital Growth and Small Company outstanding, respectively.

    Appendix 1 sets forth the beneficial owners of more than 5% of each Fund's shares as well as the shares of each other series of the Trust. To the best of the Fund's knowledge, as of January 31, 2000, no person owned beneficially more than 5% of outstanding shares of either Fund or any other series of the Trust, except as stated in Appendix 1.

    Appendix 2 hereto sets forth the number of shares of each Fund owned directly or beneficially by the Trustees of the Fund and by the nominees for election.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $66,564. As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the

Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

PRINCIPAL UNDERWRITER

    Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110, is the principal underwriter for each Fund.

PROPOSALS OF SHAREHOLDERS

    Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meetings, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETINGS

    No Trustee is aware of any matters that will be presented for action at a Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and each Fund.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 By Order of the Board,

                                 [SIGNATURE]

                                 Kathryn L. Quirk
                                 Secretary

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this    day of            , 2000, by and between Investment Trust (the
"Acquiring Trust"), a Massachusetts business trust with its principal place of business at Two International Place, Boston, Massachusetts 02110-4103, on behalf of Scudder Capital Growth Fund and Scudder Small Company Stock Fund (each, an "Acquiring Fund" and, together, the "Acquiring Funds"), each of which is a separate series of the Acquiring Trust, and AARP Growth Trust (the "Acquired Trust"), a Massachusetts business trust with its principal place of business at Two International Place, Boston, Massachusetts 02110-4103, on behalf of AARP Capital Growth Fund and AARP Small Company Stock Fund (each, an "Acquired Fund" and, together, the "Acquired Funds", and collectively with the Acquiring Funds, the "Funds"), each of which is a separate series of the Acquired Trust.

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of each Acquired Fund to its respective Acquiring Fund in exchange solely for voting shares of beneficial interest ($.01 par value per share) of the applicable Acquiring Fund (the "Acquiring Fund Shares"), the assumption by each Acquiring Fund of all of the liabilities of each Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of each Acquired Fund in complete liquidation of each Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO ITS RESPECTIVE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF EACH ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer to its respective Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and each Acquiring Fund agrees in exchange therefor (i) to deliver to its respective Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of each Acquired Fund's net assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring

Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of its respective Acquired Fund. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of each Acquired Fund to be acquired by its respective Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

    1.3. Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1.

    1.4.  On or as soon as practicable prior to the Closing Date as defined in section 3.1, each Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, each Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of

Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund. Shares of each Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

    1.7. Any reporting responsibility of an Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of each Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, shall be available to its respective Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

    2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

    2.3. The number of shares of each Acquiring Fund to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the applicable Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be July 17, 2000 or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads, Ten Post Office Square -- South, Boston, MA 02109, or at such other place and time as the parties may agree.

    3.2. Each Acquired Fund shall deliver to its respective Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company, custodian for each Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that
(a) the Assets shall have been delivered in proper form to State Street Bank and Trust Company, custodian for each Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for its respective Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of its respective Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for its respective Acquiring Fund. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. Scudder Securities Corporation (the "Transfer Agent"), on behalf of each Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to its respective Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of each Acquiring Fund or each Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Trust, on behalf of each Acquired Fund, represents and warrants to each Acquiring Fund as follows:

        (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

        (d) Other than with respect to contracts entered into in connection with the portfolio management of each Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired

    Trust will not result, in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which either Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against either Acquired Fund or any properties or assets held by it. Neither Acquired Fund knows of any facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Statement of Assets and Liabilities, Operations, and Changes in Net Assets, the Supplementary Information, and the Investment Portfolio of each Acquired Fund at and for the fiscal year ended September 30, 1999 has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and is in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since September 30, 1999, there has not been any material adverse change in either Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of each Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of each Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), each Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

        (j) All issued and outstanding shares of each Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. Neither Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

        (k) At the Closing Date, each Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to its respective Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the

    Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

        (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust, and, subject to the approval of each Acquired Fund's Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of each Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (m) The information to be furnished by each Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (n) The current prospectus and statement of additional information of each Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

        (o) The proxy statement of the Acquired Funds (the "Proxy Statement"), insofar as it relates to each Acquired Fund, will, on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by its respective Acquiring Fund for use therein.

    4.2. The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants to each Acquired Fund as follows:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by each Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

        (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result, in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which either Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against either Acquiring Fund or any properties or assets held by it. Neither Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) Each Acquiring Fund has conducted no operations except those incident to its organization.

        (g) The Acquiring Fund Shares to be issued and delivered to each Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund).

        (h) At the Closing Date, each Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which its respective Acquired Fund has received notice at or prior to the Closing;

        (i) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of each Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (j) The information to be furnished by each Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (k) The Proxy Statement related to the Reorganization, only insofar as it relates to each Acquiring Fund, will, on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by its respective Acquired Fund for use therein; and

        (l) Each Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  COVENANTS OF EACH ACQUIRING FUND AND ACQUIRED FUND

    5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

    5.2. Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to each Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Trust covenants to call a meeting of each Acquired Fund's Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 11, 2000.

    5.4. The Acquired Trust covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.5. Each Acquired Fund covenants that it will assist its respective Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

    5.6. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1934 Act and the 1940 Act the proxy materials in connection with the meeting of each Acquired Fund's Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquired Trust will file the Proxy Statement with the Commission.

    5.8. Each Acquired Fund covenants that it will, from time to time, as and when reasonably requested by its respective Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. Each Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

    5.10. Each Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by its respective Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    5.11. As soon as reasonably practicable after the Closing, each Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    5.12. Each Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

    The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by its respective Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Acquired Trust, with respect to each Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than each Acquiring Fund, its adviser or any of their affiliates) against its respective Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

    6.2. Each Acquiring Fund shall have delivered to its respective Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, with respect to the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. Each Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

        (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) each Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of each Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of each Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of each acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by each Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

    6.4. Each Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

    The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    7.1. All representations and warranties of the Acquired Trust, with respect to each Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than each Acquired Fund, its adviser or any of their affiliates) against each Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    7.2. Each Acquired Fund shall have delivered to its respective Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. Each Acquired Fund shall have delivered to its respective Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. Each Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

        (a) The Acquired Trust has been duly formed and is an existing business trust; (b) each Acquired Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the

    Acquired Trust, on behalf of each Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of each Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of each Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by each Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

    7.5. Each Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND ITS RESPECTIVE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to each Acquired Fund or its respective Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the respective Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to its respective Acquiring Fund. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor an Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by an Acquiring Fund or an Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or an Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Trust and the Acquired Trust, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to each Acquiring Fund of all or substantially all of the assets of its respective Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by an Acquired Fund upon the transfer of all or substantially all of its assets to its respective Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of each Acquired Fund in the hands of its respective Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer;
(iv) the holding period of the assets of each Acquired Fund in the hands of its respective Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by an Acquiring Fund upon the receipt of the assets of its respective Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the receipt of Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by the Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by the Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor an Acquired Fund may waive the condition set forth in this section 8.4.

9.  INDEMNIFICATION

    9.1. Each Acquiring Fund agrees to indemnify and hold harmless its respective Acquired Fund and each of the Acquired Trust's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of the Acquired Trust's Board members or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. Each Acquired Fund agrees to indemnify and hold harmless its respective Acquiring Fund and each of the Acquiring Trust's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of the Acquiring Trust's Board members or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

    10.1. Each of the Acquiring Trust on behalf of the Acquiring Funds, and the Acquired Trust, on behalf of the Acquired Funds, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    10.2. AARP Small Company Stock Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper Investments, Inc. ("Scudder Kemper") will bear any such expenses in excess of $74,752 for the Acquiring Fund (approximately $0.002281 per share based on current net assets for AARP Small Company Stock Fund. Scudder Kemper will pay all expenses associated with the Reorganization that are allocable to AARP Capital Growth Fund. Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. Each Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2.  Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

    This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or
(ii) by either party if the Closing shall not have occurred on or before October 31, 2000, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Trust and any authorized officer of the Acquiring Trust; provided, however, that following the meeting of each Acquired Fund Shareholders called by the Acquired Trust pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, Massachusetts 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Sheldon A. Jones, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603, Attention:
Sheldon A. Jones, Esq., or to any other address that an Acquired Fund or an Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of each Acquiring Fund and Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.4. Each Trust is organized as a Massachusetts business trust, and references in this Agreement to the Acquiring Trust or Acquired Trust mean and refer to the Board members from time to time serving under each Trust's Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of either Trust, or the Acquiring Funds or Acquired Funds personally, but bind only the respective property of each Acquiring Fund or Acquired Fund, as applicable, as provided in the each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Acquiring Funds or the Acquired Funds, as applicable, shall be responsible for the obligations of the either Trust hereunder, and all persons shall look only to the assets of each Acquiring Fund or Acquired Fund, as applicable, to satisfy the obligations of each Trust hereunder. The execution and the delivery of this Agreement have been authorized by each Trust's Board members, on behalf of each Fund and this Agreement has been signed by authorized officers of each Trust acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of applicable Fund, as provided in the Trust's Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Acquiring Fund and Acquired Fund, as the case may be, shall constitute the obligations, agreements, representations and warranties of the Acquiring Fund or the Acquired Fund, as the case may be, only (the "Obligated Fund"), and in no event shall any other series of the Acquiring Trust or the Acquired Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

    15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                         AARP GROWTH TRUST
                                on behalf of AARP Capital Growth Fund and AARP Small Company Stock Fund
------------------------------
Secretary
                                ----------------------------------

                                By:        ------------------------------

                                Its:       ------------------------------

Attest:                         INVESTMENT TRUST
                                on behalf of Scudder Capital Growth Fund and
                                Scudder Small Company Stock Fund
------------------------------
Secretary
                                ----------------------------------

                                By:        ------------------------------

                                Its:       ------------------------------

  AGREED TO AND ACKNOWLEDGED
  ONLY WITH RESPECT TO
  PARAGRAPH 10.2 HERETO
  SCUDDER KEMPER INVESTMENTS, INC.

  ----------------------------------

  By:        ------------------------------

  Its:       ------------------------------

                                   APPENDIX 1

                       BENEFICIAL OWNERS OF TRUST SHARES

    As of January 31, 2000, 244,625 shares in the aggregate, or 11.48% of the outstanding shares of AARP INTERNATIONAL STOCK FUND, were held in the name of State Street Bank & Trust Company, Custodian of AARP Managed Investment Portfolios Trust: Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 359,439 shares in the aggregate, or 11.66% of the outstanding shares of AARP SMALL COMPANY STOCK FUND, were held in the name of State Street Bank & Trust Company, Custodian of AARP Managed Investment Portfolios Trust: Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 1,875,347 shares in the aggregate, or 6.38% of the outstanding shares of AARP U.S. STOCK INDEX FUND, were held in the name of State Street Bank & Trust Company, Custodian of AARP Managed Investment Portfolios
Trust: Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

                                   APPENDIX 2

                   FUND SHARES OWNED BY NOMINEES AND TRUSTEES

    Many of the nominees and Trustees own shares of the series of the Trust and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in each series of the Trust as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Trust by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual shareholdings of any series of the Trust constitute less than 1% of the outstanding shares of such fund. As a group, the Trustees and officers own less than 1% of the shares of any series of the Trust.

                                                                   AARP                        AARP
                                AARP        AARP       AARP       GROWTH                       SMALL        AARP
                              BALANCED    CAPITAL     GLOBAL       AND           AARP         COMPANY    U.S. STOCK
                             STOCK AND     GROWTH     GROWTH      INCOME     INTERNATIONAL     STOCK       INDEX
                             BOND FUND      FUND       FUND        FUND       STOCK FUND       FUND         FUND
                             ----------   --------   --------   ----------   -------------   ---------   ----------
Carole Lewis Anderson(3)...       0         371         806          0             0             0           0
Adelaide Attard(1).........     552(5)      607(8)      303        431(11)         0             0         632
Henry P. Becton,
  Jr. (1)..................       0           0           0          0             0             0           0
Robert N. Butler, M.D......       0           0           0          0             0             0         401(20)
Linda C. Coughlin (1)......       0         547         487        343         1,468           417         352
Horace B. Deets(1).........   3,003(6)        0           0      1,567(12)         0            37(18)      82
Dawn-Marie Driscoll (1)....       0          28           0          0             0           113           0
Edgar R. Fiedler (1).......       0           0           0          0             0             0           0
Lt. Gen. Eugene P.
  Forrester................     981       2,560         506      3,328           711           546         625
Keith R. Fox (1)...........       0           0           0          0             0             0           0
Dr. George L. Maddox,
  Jr.(1)...................       0           0           0      2,869(13)         0             0           0
Robert J. Myers(2).........       0           0           0          0             0             0           0
James H. Schulz(3).........       0          62(9)        0         55(14)       296(16)         0           0
Dr. Gordon
  Shillinglaw(1)...........   1,447       1,859       1,372      2,299         2,577             0         585
Joan Edelman Spero (2).....       0           0           0          0             0             0           0
Jean Gleason
  Stromberg (2)............       0           0           0      1,044             0             0           0
Jean C. Tempel (1).........       0           0           0          0             0             0           0
Steven Zaleznick (4).......       0           0           0          0             0             0           0
All Trustees and Officers
  as a Group...............   6,535(7)    6,034(10)   3,474     11,938(15)     5,052(17)     1,113(19)   2,677(21)

------------------------------

 (1) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

 (2) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

 (3) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $10,000 and $50,000.

 (4) Nominee's total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

 (5) Ms. Attard's shares in AARP Balanced Stock and Bond Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (6) Mr. Deets's shares in AARP Balanced Stock and Bond Fund include 67 shares with sole investment and voting power, and 2,936 shares with shared investment and voting power.

 (7) As a group, as of January 31, 2000, the Trustees and officers of AARP Balanced Stock and Bond Fund held 3,047 shares with sole voting and investment power, 2,936 shares with shared investment and voting power, and 552 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (8) Ms. Attard's shares in AARP Capital Growth Fund include 36 shares with sole investment and voting power and 571 with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (9) Mr. Schulz's shares in AARP Capital Growth Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (10) As a group, as of January 31, 2000, the Trustees and officers of AARP Capital Growth Fund held 5,402 shares with sole voting and investment power and 632 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (11) Ms. Attard's shares in AARP Growth and Income Fund include 153 shares with sole investment and voting power and 278 with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (12) Mr. Deets's shares in AARP Growth and Income Fund include 1,180 shares with shared investment and voting power, and 387 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (13) Dr. Maddox's shares in AARP Growth and Income Fund include 743 shares with sole investment and voting power, and 2,126 shares with shared investment and voting power.

 (14) Mr. Schulz's shares in AARP Growth and Income Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (15) As a group, as of January 31, 2000, the Trustees and officers of AARP Growth and Income Fund held 7,911 shares with sole voting and investment power, 3,307 shares with shared investment and voting power, and 720 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (16) Mr. Schulz's shares in AARP International Stock Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (17) As a group, as of January 31, 2000, the Trustees and officers of AARP International Stock Fund held 4,756 shares with sole voting and investment power and 296 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (18) Mr. Deets's shares in AARP Small Company Stock Fund are held with shared investment and voting power.

 (19) As a group, as of January 31, 2000, the Trustees and officers of AARP Small Company Stock Fund held 1,076 shares with sole voting and investment power and 37 shares with shared investment and voting power.

 (20) Dr. Butler's shares in AARP U.S. Stock Index Fund are held with shared investment and voting power.

 (21) As a group, as of January 31, 2000, the Trustees and officers of AARP U.S. Stock Index Fund held 2,276 shares with sole voting and investment power and 401 shares with shared investment but no voting power.

Q: WHEN WILL THESE CHANGES TAKE EFFECT?

A: The Board expects that the proposed changes will take effect during the third calendar quarter of this year if the proposals are approved.

Q: WHOM SHOULD I CALL FOR MORE INFORMATION ABOUT THIS PROXY STATEMENT?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-605-1203.

    For more information, please call Shareholder Communications
    Corporation, your Fund's Information agent at 1-800-605-1203.

                                                                 AA Growth Trust

                                  FORM OF PROXY

         [LOGO]                                   YOUR VOTE IS IMPORTANT!
        [ADDRESS]
                                                    VOTE TODAY BY MAIL,
                                              TOUCH-TONE PHONE OR THE INTERNET
                                              CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                              LOG ON TO WWW.PROXYWEB.COM/XXXXX

*** CONTROL NUMBER: XXX XXX XXX XXX XX ***     PLEASE FOLD AND DETACH CARD AT
                                                 PERFORATION BEFORE MAILING.

AARP SMALL COMPANY STOCK FUND


PROXY          SPECIAL MEETING OF SHAREHOLDERS - JULY 11, 2000


     The undersigned hereby appoints John Millette, Kathryn L. Quirk and John R. Hebble, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110, on July 11, 2000 at 2:00 p.m., Eastern time, and at any adjournments thereof.

                                           PLEASE SIGN AND RETURN PROMPTLY
                                           IN THE ENCLOSED ENVELOPE. NO
                                           POSTAGE IS REQUIRED.

                                           Dated ______________________,2000

                                           PLEASE SIGN EXACTLY AS YOUR NAME OR
                                           NAMES APPEAR. WHEN SIGNING AS AN
                                           ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                           TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR
                                           FULL TITLE AS SUCH.

                                           -------------------------------------
        [NAME]
        [ADDRESS]
                                           -------------------------------------
                                               SIGNATURE(S) OF SHAREHOLDER(S)

         [LOGO]                                   YOUR VOTE IS IMPORTANT!
        [ADDRESS]
                                                    VOTE TODAY BY MAIL,
                                              TOUCH-TONE PHONE OR THE INTERNET
                                              CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                              LOG ON TO WWW.PROXYWEB.COM/XXXXX

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

     ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                          FOR ALL       WITHHOLD
                                          NOMINEES      AUTHORITY TO
                                          LISTED        VOTE FOR ALL
                                          (EXCEPT AS    NOMINEES
                                          NOTED IN      LISTED
                                          SPACE
                                          PROVIDED)

PROPOSAL 1
----------

To elect Trustees to hold office until    / /           / /
their respective successors have been
duly elected and qualified or until
their earlier resignation or removal.

NOMINEES:
(01) Henry P. Becton, Jr. (02) Linda C.
Coughlin (03) Dawn-Marie Driscoll (04)
Edgar R. Fiedler (05) Keith R. Fox (06)
Joan Edelman Spero (07) Jean Gleason
Stromberg (08) Jean C. Tempel (09)
Steven Zaleznick

INSTRUCTION: TO WITHHOLD AUTHORITY TO
VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
THE NAME(S) ON THE LINE IMMEDIATELY
BELOW.

----------------------------------------

PROPOSAL 2                                FOR           AGAINST       ABSTAIN
----------

To approve an Agreement and Plan of       / /           / /           / /
Reorganization for the Fund whereby all
or substantially all of the assets and
liabilities of the Fund would be
acquired by a new series of Investment
Trust in exchange for shares of the AARP
Class of such series.

PROPOSAL 3
----------

To ratify the selection of                / /           / /           / /
PricewaterhouseCoopers LLP as the Fund's independent accountants for the current fiscal year.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                           PLEASE SIGN ON REVERSE SIDE

                                  FORM OF PROXY

         [LOGO]                                   YOUR VOTE IS IMPORTANT!
        [ADDRESS]
                                                    VOTE TODAY BY MAIL,
                                              TOUCH-TONE PHONE OR THE INTERNET
                                              CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                              LOG ON TO WWW.PROXYWEB.COM/XXXXX

*** CONTROL NUMBER: XXX XXX XXX XXX XX ***     PLEASE FOLD AND DETACH CARD AT
                                                 PERFORATION BEFORE MAILING.

AARP CAPITAL GROWTH FUND


PROXY          SPECIAL MEETING OF SHAREHOLDERS - JULY 11, 2000


     The undersigned hereby appoints John Millette, Kathryn L. Quirk and John R. Hebble, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110, on July 11, 2000 at 2:00 p.m., Eastern time, and at any adjournments thereof.

                                           PLEASE SIGN AND RETURN PROMPTLY
                                           IN THE ENCLOSED ENVELOPE. NO
                                           POSTAGE IS REQUIRED.

                                           Dated ______________________,2000

                                           PLEASE SIGN EXACTLY AS YOUR NAME OR
                                           NAMES APPEAR. WHEN SIGNING AS AN
                                           ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                           TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR
                                           FULL TITLE AS SUCH.

                                           -------------------------------------
        [NAME]
        [ADDRESS]
                                           -------------------------------------
                                               SIGNATURE(S) OF SHAREHOLDER(S)

         [LOGO]                                   YOUR VOTE IS IMPORTANT!
        [ADDRESS]
                                                    VOTE TODAY BY MAIL,
                                              TOUCH-TONE PHONE OR THE INTERNET
                                              CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                              LOG ON TO WWW.PROXYWEB.COM/XXXXX

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

     ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                          FOR ALL       WITHHOLD
                                          NOMINEES      AUTHORITY TO
                                          LISTED        VOTE FOR ALL
                                          (EXCEPT AS    NOMINEES
                                          NOTED IN      LISTED
                                          SPACE
                                          PROVIDED)

PROPOSAL 1
----------

To elect Trustees to hold office until    / /           / /
their respective successors have been
duly elected and qualified or until
their earlier resignation or removal.

NOMINEES:

(01) Henry P. Becton, Jr. (02) Linda C.
Coughlin (03) Dawn-Marie Driscoll (04)
Edgar R. Fiedler (05) Keith R. Fox (06)
Joan Edelman Spero (07) Jean Gleason
Stromberg (08) Jean C. Tempel (09)
Steven Zaleznick

INSTRUCTION: TO WITHHOLD AUTHORITY TO
VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
THE NAME(S) ON THE LINE IMMEDIATELY
BELOW.

----------------------------------------

PROPOSAL 2                                FOR           AGAINST       ABSTAIN
----------

To approve an Agreement and Plan of       / /           / /           / /
Reorganization for the Fund whereby all
or substantially all of the assets and
liabilities of the Fund would be
acquired by a new series of Investment
Trust in exchange for shares of the AARP
Class of such series.

PROPOSAL 3
----------

To ratify the selection of                / /           / /           / /
PricewaterhouseCoopers LLP as the Fund's independent accountants for the current fiscal year.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                           PLEASE SIGN ON REVERSE SIDE